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                            FIFTH AMENDMENT TO THE
             1995 PINKERTON PERFORMANCE AND EQUITY INCENTIVE PLAN


     The 1995 Pinkerton Performance and Equity Incentive Plan is hereby amended to replace in its entirety the first sentence of Section 4(a) - Maximum Number of Shares of Common Stock with the following sentence:

     The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 15 of the Plan, shall be Two Million, Two Hundred Ninety-Six Thousand, Eighty-Seven (2,296,087).

     IN WITNESS THEREOF, the undersigned authorized officer of Pinkerton's, Inc. certifies that the foregoing Amendment has been duly approved and adopted by the Board of Directors on December 18, 1997 and the stockholders on April 30, 1998.

                                       PINKERTON'S, INC.

                                       By: /s/ C. Michael Carter
                                          ---------------------------
                                          C. Michael Carter
                                          Executive Vice President, General
                                          Counsel and Corporate Secretary